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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                 August 14, 2002
                        (Date of earliest event reported)

                         COMMISSION FILE NUMBER 0-23732

                              WINSTON HOTELS, INC.
             (Exact name of registrant as specified in its charter)

    NORTH CAROLINA                                       56-1624289
(State of incorporation)                    (I.R.S. Employer Identification No.)


                              2626 GLENWOOD AVENUE
                          RALEIGH, NORTH CAROLINA 27608
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (919) 510-6010
              (Registrant's telephone number, including area code)








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ITEM 9. REGULATION FD DISCLOSURE

On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Robert W. Winston, the registrant's chief executive officer, and Joseph V. Green, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits
99.1 and 99.2.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Exhibits to Item 9

99.1 Certification of Robert W. Winston, III, Chief Executive Officer of Winston Hotels, Inc., pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated August 14, 2002


99.2 Certification of Joseph V. Green, Chief Financial Officer of Winston Hotels, Inc., pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002 and dated August 14, 2002





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                            WINSTON HOTELS, INC.

Date:  August 14, 2002      /s/ Joseph V. Green
                            ----------------------------------------------------
                            Joseph V. Green
                            Executive Vice President and
                            Chief Financial Officer
                            (Authorized officer and Principal Financial Officer)




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